                                                                    EXHIBIT 10.2

                             STOCKHOLDERS AGREEMENT
                             ----------------------

     This Stockholders Agreement (this "Agreement"), dated as of December 20,
                                        ---------
1999, is by and among IWO Holdings, Inc., a Delaware corporation ("Holdings"),
                                                                   --------
the holders of Holdings' Class B Common Stock (or rights thereto) listed on Exhibit A (each individually, a "Class B Stockholder" and, collectively, the
                                 -------------------
"Class B Stockholders"), Paribas North America, Inc., a Delaware corporation
---------------------
("Paribas"), Investcorp Investment Equity Limited, a Cayman Islands corporation
---------
("IIEL"), and the other holders of Class D Common Stock of Holdings (IIEL and
  ----
each such other holder individually, a "Class D Stockholder" and collectively,
                                        -------------------
the "Class D Stockholders," and together with the Class B Stockholders and
     --------------------
Paribas, each a "Stockholder" and together, the "Stockholders").
                 -----------                     ------------

                                    RECITALS
                                    --------

     WHEREAS, concurrently herewith, Holdings, Independent Wireless One Corporation, a Delaware corporation ("IWO"), and the stockholders of IWO (the
                                      ---
"Founders") will enter into a Founders Stock Exchange Agreement (the "Founders
---------                                                             --------
Stock Exchange Agreement") dated as of the date hereof pursuant to which all
------------------------
outstanding shares of IWO capital stock will be exchanged for Class B Common Stock of Holdings, par value $0.01 per share (the "Class B Common Stock") on the
                                                   --------------------
terms and conditions therein.

     WHEREAS, concurrently herewith, certain investors will enter into Subscription Agreements dated the date hereof pursuant to which such investors will purchase shares of Holdings' Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"), Class B Common Stock, Class C Common Stock,
            --------------------
par value $0.01 per share (the "Class C Common Stock"), and Class D Common
                                --------------------
Stock, par value $0.01 per share (the "Class D Common Stock") and certain
                                       --------------------
members of management of IWO will enter into a Management Stock Purchase Agreement and Management Stock Bonus Agreement dated as of the date hereof pursuant to which such members of management will purchase shares of Class B Common Stock.

     WHEREAS, as of the date hereof, Paribas will own (either beneficially or of record) 17,407.4070 shares of Class C Common Stock (such shares along with any shares of Class C Common Stock or Common Stock issued upon conversion thereof or hereafter acquired by Paribas in any capacity prior to the termination of the Agreement, whether upon exercise of options, conversion of convertible securities, purchase, exchange or otherwise, collectively the "Paribas Shares").
                                                               --------------

     WHEREAS, as of the date hereof, each Class B Stockholder will own (either beneficially or of record) the number of shares of Class B Common Stock set forth opposite such Stockholder's name on Exhibit A hereto (such shares along with any shares of Class B Common Stock or Common Stock issued upon conversion thereof or hereafter acquired by the Class B Stockholders in any capacity prior to the termination of this Agreement, whether upon exercise of options, conversion of convertible securities, purchase, exchange or otherwise, collectively the "Class B Shares").
                  --------------

     WHEREAS, as of the date hereof, each Class D Stockholder will own (either beneficially or of record) the number of shares of Class D Common Stock set forth opposite such Stockholder's name on Exhibit A hereto (such shares along with any shares of Class D Common Stock or Common Stock issued upon conversion thereof or hereafter acquired by the Class D Stockholders in any capacity prior to the termination of this Agreement, whether upon exercise of options, conversion of convertible securities, purchase, exchange or otherwise, collectively the "Class D Shares", and together with the Class B Shares and the
                  --------------
Paribas Shares, the "Shares").
                     ------

     WHEREAS, as an inducement and a condition to the willingness of Holdings to enter into the Founders Stock Exchange Agreement, Holdings requires that each Stockholder enter into, and each Stockholder has agreed to enter into, this Agreement.

                                   AGREEMENT
                                   ---------

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and in the Founders Stock Exchange Agreement, and for other good and valuable consideration, the parties hereto agree as follows:

     Section 1.  Definitions.  As used in this Agreement, the following terms
                 -----------
have the following meanings:

     "Affiliate" means (a) any Person which, directly or indirectly, is in
      ---------
control of, is controlled by, or is under common control with, such Person or
(b) any Person who is a director or officer (i) of such Person, (ii) of any subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, "control" of a Person means the power, directly or indirectly, (x) to vote 50% or more of the securities having ordinary voting power for the election of directors of such Person whether by ownership of securities, contract, proxy or otherwise, or (y) to direct or cause the direction of the management and policies of such Person whether by ownership of securities, contract, proxy or otherwise.

     "Approved Sale" means a transaction or a series of related transactions
      -------------
which results in a change of economic beneficial ownership of Holdings or its business of greater than 50% (disregarding for this purpose any disparate voting rights attributable to the outstanding stock of Holdings), whether pursuant to the sale of the stock of Holdings, the sale of all or substantially all of the assets of Holdings, or a merger or consolidation; provided that a sale of stock by an Initial Stockholder to (i) another Initial Stockholder or Affiliate thereof, or (ii) a non-U.S. entity with respect to which an Initial Stockholder or Affiliate thereof has an administrative relationship shall be disregarded when determining if an Approved Sale has occurred.

     "Board" means the Board of Directors of Holdings.
      -----

     "Certificate of Incorporation" means the Restated Certificate of
      ----------------------------
Incorporation of Holdings, as in effect immediately following the Closing and as amended from time to time.

     "Chief Executive Officer" means the Chief Executive Officer of Holdings.
      -----------------------
The Chief Executive Officer initially is Solon Kandel.

     "Class A Common Stock" is defined in the Recitals.
      --------------------

     "Class A Shares" means the Class A Common Stock along with any shares of
      --------------
Class A Common Stock or Common Stock issued upon conversion thereof or hereafter acquired by the Class A Stockholders in any capacity prior to the termination of this Agreement, whether upon exercise of options, conversion of convertible securities, purchase, exchange or otherwise.

     "Class A Stockholder" means a holder of Class A Common Stock.
      -------------------

     "Class A Warrant" means the Class A Stock Purchase Warrant to be issued on
      ---------------
or about the date hereof by Holdings which entitles the holders of the Class A Warrant, upon the occurrence of a Warrant Triggering Event (as defined therein), to purchase a number of shares of Common Stock of Holdings as specified therein and requiring Holdings to redeem from the Class A Stockholders a number of shares of Class A Common Stock equal to the number of Warrant Shares at a redemption price equal to the par value of each share of Class A Common Stock so redeemed (with only the holders of the Class A Common Stock being diluted by such purchase).

     "Class B Common Stock" is defined in the Recitals.
      --------------------

     "Class B Shares" is defined in the Recitals.
      --------------

     "Class B Stockholder" is defined in the Recitals.
      -------------------

     "Class C Common Stock" is defined in the Recitals.
      --------------------

     "Class C Stockholder" means a holder of Class C Common Stock
      -------------------

     "Class D Common Stock" is defined in the Recitals.
      --------------------

     "Class D Divestiture Date" means the first date on which the Class D
      ------------------------
Stockholders and Class A Stockholders collectively own less than 50% of the total Class D Shares and Class A Shares held by such holders as of the date hereof. For the purposes of this definition, a Class A Stockholder or Class D Stockholder is deemed to hold any Class A Shares or Class D Shares that are held by (i) an Affiliate of such stockholder or (ii) any Person who is a transferee of any such stockholder or such stockholder's Affiliate, provided such Person is a company incorporated in the Cayman Islands and it, or one of its Affiliates, has an administrative relationship with such stockholder.

     "Class D Shares" is defined in the Recitals.
      --------------

     "Class D Stockholder" is defined in the Preamble.
      -------------------

     "Closing Date" means December 20, 1999.
      ------------

     "Common Stock" means Holdings' Common Stock, no par value per share.
      ------------

     "Confidential Information" is defined in Section 10.
      ------------------------

     "Electing Offeree" is defined in Section 4(c).
      ----------------

     "Eligible Founders" means a Founder or a Permitted Founder Holder who
      -----------------
maintains ownership of at least 50% of the shares of Class B Common Stock (including any Common Stock issued upon conversion thereof) held by such Founder on the date hereof.

     "Exchange Act" means the Securities and Exchange Act of 1934, as amended.
      ------------

     "for cause" means the director has committed:  (A) fraud or material
      ---------
dishonesty; or (B) intentional or willful or grossly negligent injury to Holdings; (C) criminal conduct; or (D) continued neglect of his or her duties as an employee or director which continues subsequent to 15 days written notice to cure.

     "Founders" means the Persons listed on Exhibit B hereto and includes any
      --------
Permitted Founder Holder.

     "Founders Designated Director" is defined in Section 3(d)(i).
      ----------------------------

     "Founders Stock Exchange Agreement" is defined in the Recitals.
      ---------------------------------

     "Founders Divestiture Date" means the date on which the Founders
      -------------------------
collectively own less than 25% of the total shares of Class B Shares held by the Founders as of the date hereof (including any Common Stock issued upon conversion thereof).

     "Holder Notice" is defined in Section 5(c).
      -------------

     "Holdings" is defined in the Preamble.
      --------

     "Holdings Notice" is defined in Section 5(c).
      ---------------

     "Independent Telcos" is defined in Section 9.
      ------------------

     "Initiating Holder" is defined in Section 5(a).
      -----------------

     "IIEL" is defined in the Preamble.
      ----

     "IIEL Share Amount" is defined in Section 4(b).
      -----------------

     "Initial Public Offering" means the sale of any of the common stock of
      -----------------------
Holdings pursuant to a registration statement that has been declared effective under the Act, if as a result of such sale (a) the issuer becomes a reporting company under Section 12(b) or 12(g) of the Exchange Act and (b) such stock is traded on the New York Stock Exchange or the American Stock Exchange, or is quoted on the Nasdaq National Market, or is traded or quoted on any other national stock exchange or national securities system.

     "Initial Stockholders" means the stockholders of Holdings who became
      --------------------
stockholders as of the Closing Date (including employees or directors of Holdings or any Subsidiary who were granted options to purchase stock as of the Closing Date) and any transferees of such stockholders described in clause (i) or (ii) in the definition of Approved Sale.

     "IWO" is defined in the Recitals.
      ---

     "IWO Holdings Limited" means IWO Holdings Limited, a Cayman Islands
      --------------------
Corporation.

     "Long-Form Initiating Holders" is defined in Section 5(a)(i).
      ----------------------------

     "Long-Form Registration Statement" means a registration statement on Form
      --------------------------------
S-1 or Form S-2 or any successor thereto.

     "New Equity Financing" means the issuance by Holdings of additional equity
      --------------------
securities of Holdings, or securities convertible into, or exercisable or exchangeable for, such equity securities other than issuances of equity securities in connection with (a) stock incentive or compensation plans approved by the Board, (b) business acquisitions by Holdings (c) issuances in connection with debt or lease financings approved by the Board, (d) any redemption as contemplated by the Certificate of Incorporation (e) any exercise of any options or warrants outstanding as of the date hereof and (f) issuances of Common Stock in connection with the Initial Public Offering.

     "Non-Election Notice" is defined in Section 4(d).
      -------------------

     "Odyssey" is defined in Section 3(d)(ii).
      -------

     "Odyssey Designated Director" is defined in Section 3(d)(ii).
      ---------------------------

     "Odyssey Divestiture Date" means the first date on which the Odyssey
      ------------------------
Holders own less than 50% of the Class B Shares held by the Odyssey Holders as of the date hereof.

     "Odyssey Holders" means Odyssey and any Permitted Odyssey Holder.
      ---------------

     "Option" is defined in Section 4(b).
      ------

     "Option Period" is defined in Section 4(b).
      -------------

     "Paribas" is defined in the Preamble.
      -------

     "Paribas Shares" is defined in the Recitals.
      --------------

     "Permitted Founder Holder" means with respect to a Founder, the Founder's
      ------------------------
spouse, child, estate, personal representative, heir or successor, or a trust for the benefit of such Founder or such Founder's spouse, child or heir or to a partnership the partners of which consist solely of such Founder or such Founder's spouse, child, heir or successor or members

     "Permitted Odyssey Holder" means with respect to Odyssey, (i) any general
      ------------------------
or limited partner or manager of Odyssey (an "Odyssey Partner") and (ii) any
                                              ---------------
Person which is an Affiliate, employee, officer, member, or general or limited partner of Odyssey or of any Odyssey Partner and any Person which is an Affiliate of or related to any of the foregoing Persons referred to in this clause (ii).

     "Permitted Paribas Holder" means with respect to Paribas any Person which
      ------------------------
is an Affiliate of Paribas (i) any general or limited partner or manager of Paribas (a "Paribas Partner") and (ii) any Person which is an Affiliate, employee, officer, member, or general or limited partner of Paribas or of any Paribas Partner and any Person which is an Affiliate of or related to any of the foregoing Persons referred to in this clause (ii).

     "Permitted Transferee" means (a) a Stockholder or such Stockholder's
      --------------------
spouse, child, estate, personal representative, heir or successor, or a trust for the benefit of such Stockholder or such Stockholder's spouse, child or heir or to a partnership or limited liability company the partners or members of which consist solely of such Stockholder or such Stockholder's spouse, children or heirs, (b) with respect to Odyssey, any Permitted Odyssey Holder, (c) with respect to Paribas, any Permitted Paribas Holder, (d) with respect to any Founder, any other Stockholder or (e) Holdings with respect to transfers by any employee of Holdings or any Subsidiary pursuant to any stock option agreement with Holdings or any Holdings stock plan.

     "Person" means an individual, partnership, joint venture, limited liability
      ------
company, corporation, trust, unincorporated organization or a government or any department or agency thereof.

     "Proposed Sale Notice" is defined in Section 4(a).
      --------------------

     "Prospective Sellers" is defined in Section 5(f)(i)(B).
      -------------------

     The terms "register," "registered" and "registration" refer to a
                --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act.

     "Registrable Stock" means all Shares, all Class A Common Stock and other
      -----------------
Class C Common Stock, and any Common Stock issued upon conversion thereof, any shares of Common Stock issued in connection with any redemption of Class A Common Stock upon exercise of the Class A Warrant and all other securities issued or issuable with respect to such stock by reason of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. Each share of Registrable Stock will cease to be Registrable Stock when transferred by the holder to any other Person (a) in accordance with a registered public offering or (b) in accordance with Rule 144.

     "Registration Expenses" is defined in Section 5(g).
      ---------------------

     "Requesting Holders" is defined in Section 5(a)(iii).
      ------------------

     "Rule 144" means Rule 144 promulgated by the SEC under the Securities Act.
      --------

     "Sale of the Corporation" has the meaning set forth in the Certificate of
      -----------------------
Incorporation.

     "SEC" means the Securities and Exchange Commission.
      ---

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Shares" is defined in the Recitals.
      ------

     "Short-Form Initiating Holders" is defined in Section 5(a)(ii).
      -----------------------------

     "Short-Form Registration Statement" means a registration statement on Form
      ---------------------------------
S-3 or any successor form thereto.

     "SIBO" is defined in Section 9.
      ----

     "Stockholder" and "Stockholders" are defined in the Preamble.
      -----------       ------------

     "Subsidiary" means any joint venture, corporation, partnership or other
      ----------
entity as to which Holdings, whether directly or indirectly, has more than 50% of the (i) voting rights or (ii) rights to capital or profits.

     "Supermajority Board Approval" means the affirmative vote of a majority of
      ----------------------------
the authorized number of directors of the Board including the affirmative vote of any two directors who are Founders Designated Directors, the Odyssey Designated Director or the Chief Executive Officer, provided that if the Founder Divestiture Date has occurred then "Supermajority Board Approval" shall mean the affirmative vote of a majority of the authorized number of directors of the Board.

     "Total Share Amount" is defined in Section 4(b).
      ------------------

     "Transferring Holder" is defined in Section 4(a).
      -------------------

     Section 2.  Representations and Warranties of the Stockholders.  Each
                 --------------------------------------------------
Stockholder hereby severally and not jointly represents and warrants to Holdings as follows:

          (a) Organization; Authorization; Validity of Agreement.  If such
              --------------------------------------------------
Stockholder is a corporation, partnership, trust or other legal entity, it is duly organized and validly existing under the laws of its jurisdiction of organization and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by such Stockholder and the performance by such Stockholder of the obligations hereunder have been duly authorized by all necessary action on the part of such Stockholder and no other proceedings on the part of such Stockholder are necessary to authorize its execution or performance of this Agreement or any of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (b) Consents and Approvals; No Violations.  The execution and delivery
              -------------------------------------
of this Agreement does not and the performance of this Agreement by such Stockholder will not (i) conflict with, violate or result in any breach of the certificate of incorporation, by-laws or other similar organizational documents of such Stockholder, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) or result in the creation of any Lien (as defined below) on any property or assets of such Stockholder or (if such

Stockholder is a corporation) any of its subsidiaries, under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, lease, permit, franchise, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of its properties or assets is bound or affected or (iii) conflict with or violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to such Stockholder or any of its properties or assets. The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign.

     (c)  Ownership of Shares.
          -------------------

          (i) Such Stockholder is the record or beneficial owner of that number and class of Shares set forth opposite such Stockholder's name on Exhibit A attached hereto and such Shares constitute all of the outstanding shares of Class B Common Stock Class C Common Stock or Class D Common Stock owned of record or beneficially by such Stockholder.

          (ii) Such Stockholder has sole power of disposition with respect to all of the Shares owned by it and, with respect to Class B Common Stock and Class D Common Stock, sole voting power with respect to the matters set forth in Section 3(a), in each case with respect to all of the Shares owned by such Stockholder with no restrictions on such rights other than those set forth in the Certificate of Incorporation and subject to applicable federal and state securities laws and the terms of this Agreement.

     Section 3.  Board of Directors; Voting.
                 --------------------------

     (a) Initial Board of Directors.  As of the date hereof, the Board will
         --------------------------
consist of those individuals set forth on Exhibit C hereto.

     (b) Class B Voting.  Each Class B Stockholder hereby agrees that, during
         --------------
the period commencing on the date hereof and continuing until the Class D Divestiture Date, at any meeting of the stockholders of Holdings or in connection with any written consent of the stockholders of Holdings, such Class B Stockholder will vote (or cause to be voted) the Shares held of record or beneficially by such Class B Stockholder in the same manner as shares of capital stock of Holdings that are held by the Class D Stockholders are voted in any election of directors to the Board. No Class B Stockholder, in its capacity as such, may enter into any agreement or understanding with any Person prior to the Class D Divestiture Date to vote, commit, agree to take any action or give instructions in any manner inconsistent with this Section 3(b).

     (c) Class B Proxy.  Each Class B Stockholder hereby grants to, and
         -------------
appoints, Holdings and Christoper J. Stadler and Mamoun Askari, in their respective capacities as officers of Holdings, and any individual who will hereafter succeed to any such office of Holdings and any other designee of Holdings, each of them individually, such Class B Stockholder's irrevocable (until the Class D Divestiture Date) proxy and attorney-in-fact (with full power of substitution) to vote the Shares as indicated in Section 3(b) above. Each Class B Stockholder intends this proxy to be irrevocable (until the Class D Divestiture Date) and coupled with an interest and will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy. Each Class B Stockholder hereby revokes any proxy previously granted by such Class B Stockholder with respect to the Shares. This proxy will terminate automatically on the Class D Divestiture Date.

     (d)  Class D Voting.
          --------------

          (i) Each Class D Stockholder hereby agrees that, during the period commencing on the date hereof and continuing until the Founders Divestiture Date, at any meeting of the stockholders of Holdings or in connection with any written consent of the stockholders of Holdings, such Class D Stockholder will vote (or cause to be voted) the Shares held of record or beneficially by such Class D Stockholder in favor of three designated directors to the Board specified by a majority in interest (determined as of the record date of such vote) of the Eligible Founders (each a "Founders Designated Director").  The
                                        ----------------------------
Eligible Founders shall designate Alfred Boschulte, J.K. Hage III and Harley Ruppert as Founder Designated Directors until such time as those individuals are unwilling or unable to serve. No Class D Stockholder, in its capacity as such, may enter into any agreement or understanding with any Person prior to the Founders Divestiture Date to vote, commit, agree to take any action or give instructions in any manner inconsistent with this Section 3(d)(i).

          (ii) Each Class D Stockholder hereby agrees that, during the period commencing on the date hereof and continuing until the Odyssey Divestiture Date, at any meeting of the stockholders of Holdings or in connection with any written consent of the stockholders of Holdings, such Class D Stockholder will vote (or cause to be voted) the Shares held of record or beneficially by such Class D Stockholder in favor of one designated director to the Board specified by Odyssey Investment Partners Fund, LP ("Odyssey") (the "Odyssey Designated
                                       -------         ------------------
Director").  No Class D Stockholder, in its capacity as such, may enter into any
--------
agreement or understanding with any Person prior to the Odyssey Divestiture Date to vote, commit, agree to take any action or give instructions in any manner inconsistent with this Section 3(d)(ii).

     (e)  Class D Proxy.
          -------------

          (i) Each Class D Stockholder hereby grants to, and appoints, Holdings and Solon Kandel and J.K. Hage, III, in their respective capacities as officers of Holdings, and any individual who will hereafter succeed to any such office of Holdings and any other designee of Holdings, each of them individually, such Class D Stockholder's irrevocable (until the Founders Divestiture Date) proxy and attorney-in-fact (with full power of substitution) to vote the Shares as indicated in Section 3(d)(i) above. Each Class D Stockholder intends this proxy to be irrevocable (until the Founders Divestiture Date) and coupled with an interest and will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy. Each Class D Stockholder hereby revokes any proxy previously granted by such Class D Stockholder with respect to the Shares that is inconsistent with this proxy. This proxy will terminate automatically on the Founders Divestiture Date.

          (ii) Each Class D Stockholder hereby grants to, and appoints, Holdings and Solon Kandel and J.K. Hage, III, in their respective capacities as officers of Holdings, and any individual who will hereafter succeed to any such office of Holdings and any other designee of

Holdings, each of them individually, such Class D Stockholder's irrevocable (until the Odyssey Divestiture Date) proxy and attorney-in-fact (with full power of substitution) to vote the Shares as indicated in Section 3(d)(ii) above. Each Class D Stockholder intends this proxy to be irrevocable (until the Odyssey Divestiture Date) and coupled with an interest and will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy. Each Class D Stockholder hereby revokes any proxy previously granted by such Class D Stockholder with respect to the Shares that is inconsistent with this proxy. This proxy will terminate automatically on the Odyssey Divestiture Date.

     (f) Committees.  During the period commencing on the date hereof and
         ----------
continuing until the Founders Divestiture Date, any committee of the Board established by the Board shall have at least one member that is a Founders Designated Director, unless the such committee has been established for the purpose of evaluating a contract or transaction in which the Founders or the Founders Designated Directors have a financial interest. For so long as J.K. Hage III is a director, he shall be such Founder Designated Director on each such committee.

     (g) Board of IWO.  During the period commencing on the date hereof and
         ------------
continuing until the Founders Divestiture Date, at any meeting of the stockholders of IWO or in connection with any written consent of the stockholders of IWO, Holdings will vote (or cause to be voted) the shares of capital stock held of record or beneficially by Holdings in favor of those individuals who serve as directors of Holdings as directors of IWO.

     (h) Change of Business.  Until the earlier of an Initial Public Offering or
         ------------------
the Founders Divestiture Date, Holdings and IWO shall not, without Supermajority Board Approval, engage, or permit any of its subsidiaries to engage, in any business other than the telecommunications business and the businesses related thereto, including without limitation, the businesses described in or contemplated by the Confidential and Proprietary Information Memorandum of IWO dated August 1999.

     (i) Removal for Cause.  No Founders Designated Director may be removed from
         -----------------
office except for cause without the consent of a majority in interest of the Class B Stockholders.

     (j) Founders Designated Director Vacancies.  Until the Founders Divestiture
         --------------------------------------
Date, in the event any Founders Designated Director ceases to serve as a member of the Board, the resulting vacancy shall be filled by a designee selected by the remaining Founders Designated Directors, or, if none remain, by a majority in interest (determined as of the record date of such vote) of the Eligible Founders.

     Section 4.  Right of First Offer on Shares.
                 ------------------------------

     (a) In the event that any Class B Stockholder, Paribas or any Permitted Transferee holding Class B Shares or Paribas Shares proposes to sell, transfer, assign or otherwise dispose of any Class B Shares or Paribas Shares (including but not limited to any transfer, assignment or other disposition by operation of law) (the "Transferring Holder") to any Person other than a Permitted
           -------------------
Transferee, the Transferring Holder must furnish to Holdings, IIEL, Paribas and the Class B Stockholders a written notice specifying the number of Class B Shares or Paribas Shares proposed to be sold, the proposed sale price and all other material terms and conditions of the proposed sale (a "Proposed Sale
                                                             -------------
Notice").
------

     (b) Holdings, IIEL, Paribas and the Class B Stockholders will each then have the irrevocable option, exercisable by written notice to the Transferring Holder within 20 days after receipt of a Proposed Sale Notice (the "Option
                                                                    ------
Period"), to purchase all (but not less than all) of the Shares covered by such
------
Notice at the same price and on the same terms and conditions contained in the Proposed Sale Notice (the "Option"). As between Holdings, on the one hand, and
                           ------
IIEL, the Class B Stockholders and Paribas (provided it is not the Transferring Holder), on the other hand, Holdings will have first priority with respect to the Option. If Holdings is prohibited from or unwilling to exercise the Option then the Shares covered by the Option shall be allocated between IIEL, the Class B Stockholders and Paribas (provided it is not the Transferring Holder) pro rata
(i) in the case of IIEL, based on (A) the outstanding number of Class A Shares and Class D Shares plus the number of shares, if any of Class B Shares or Class C Shares owned by IIEL and IWO Holdings Limited (or any of their Affiliates or any Person who is a transferee of any such stockholder or such stockholder's Affiliate, provided such Person is a company incorporated in the Cayman Islands and it, or one of its Affiliates, has an administrative relationship with such stockholder) (collectively, the "IIEL Share Amount") to (B) the IIEL Share
                                 -----------------
Amount plus the aggregate number of Class B Shares and Paribas Shares owned by Class B Stockholders and Paribas Electing Offerees (as defined below) (together with the IIEL Share Amount, the "Total Share Amount"); and (ii) in the case of
                                 ------------------
the Class B Stockholders and Electing Offerees and Paribas, based on (X) the number of Class B Shares and Paribas Shares owned by such Stockholders to (B) the Total Share Amount. IIEL may assign its rights under this Section 4(b) to an Affiliate of IIEL or any Person who is a company incorporated in the Cayman Islands and with which it, or one of its Affiliates, has an administrative relationship with IIEL.

     (c) In the event that Holdings, or IIEL, a Class B Stockholder or Paribas (provided it is not the Transferring Holder), elects to exercise the Option (either, an "Electing Offeree"), the closing of the purchase or purchases
             ----------------
pursuant to the exercise of the Option will occur at the offices of Holdings on the date specified in the notice of exercise, which date will not be later than 30 days after receipt by the Transferring Holder of such notice of exercise (or an earlier date mutually agreed upon by the Transferring Holder and the Electing Offeree). At such closing, (i) the Transferring Holder will deliver to the Electing Offeree the stock certificates evidencing such Shares in valid form for transfer with all appropriate and duly executed assignments, stock powers or endorsements bearing any necessary documentary stamps and accompanied by such certificates of authority, consents to transfer or other instruments or evidences of good title of the Transferring Holder to such Shares, free and clear of all claims, liens, pledges and encumbrances, as the Electing Offerees may reasonably requested, and (ii) each Electing Offeree will pay to the Transferring Holder the applicable purchase price.

     (d) If the Option is not validly exercised within the Option Period or if, prior to the expiration of the Option Period, either Holdings, or IIEL, a Class B Stockholder or Paribas (provided it is not the Transferring Holder), as the case may be, send the Transferring Holder written notice indicating that it will not exercise the Option (a "Non-Election Notice"), then the Transferring Holder
                            -------------------
will be free, for a period of 90 days beginning on earlier of the day after the expiration of the Option Period or the date the Transferring Holder has received a Notice of Non-Election, to sell the Shares to any other purchaser or purchasers at prices, terms and conditions no less favorable to the Transferring Holder than those contained in the Proposed Sale Notice;

provided that in no event may the total number of Persons holding Class B Common
--------
Stock and Class C Common Stock as a result of sales pursuant to this Section 4(d) exceed 100 Persons.

     (e) The provisions of this Section 4 shall not apply to the following: (i) a transfer by such Class B Stockholder or Paribas to a Permitted Transferee or by a Permitted Transferee to another Permitted Transferee, provided that any such Permitted Transferee agrees in writing to be bound by all provisions of this Agreement applicable to the Transferring Holder to the extent such provisions by their terms continue in effect; (ii) subject to the prior written consent of Holdings, any Class B Stockholder or a Permitted Transferee may pledge Shares in a bona fide credit transaction with an unaffiliated financial institution, except that any employee of Holdings or any Subsidiary shall be permitted to pledge or assign his shares to a bank, broker or other unaffiliated financial institution in connection with the exercise of options granted to employees of Holdings or any Subsidiary, provided such pledge or assignment receives the prior written approval of the Board of Directors of Holdings and
(iii) IWO Holdings Limited may transfer its Class B Shares to any Person together with an assignment of this Agreement within six months of the date hereof.

     (f) The provisions of this Section 4 will expire immediately prior to (and shall not apply to) the closing of the Initial Public Offering. In addition, the provisions of this Section 4 will not apply to any Transfer that occurs as a result of the closing of a Tag Along Transfer (as defined in Section 4 of Article IV of the Certificate of Incorporation) or to any transfer of shares of Class B Common Stock to one or more members of Holdings, IWO management or Odyssey.

     Section 5.  Registration Rights.
                 -------------------

          (a)  Required Registrations.
               ----------------------

               (i) At any time after December 1, 2000, holders of at least 40% of the Class D Shares that are Registrable Stock may request to Holdings in writing to effect a registration of Registrable Stock on a Long-Form Registration Statement (the "Long-Form Initiating Holders").
                             ----------------------------

               (ii) At any time at which Holdings is entitled to file a registration statement on a Short-Form Registration Statement, one or more holders of Class D Shares that are Registrable Stock may request Holdings in writing to effect a registration of Registrable Stock pursuant to a Short-Form Registration Statement (the "Short-Form Initiating Holders" and, together with
                             -----------------------------
Long-Form Initiating Holders, "Initiating Holders").
                               ------------------

               (iii) The request of the Initiating Holders pursuant to Sections 5(a)(i) or 5(a)(ii) shall state the form of registration statement under the Securities Act to be used and the number of shares of Registrable Stock to be registered. Upon receipt of the request of the Initiating Holders pursuant to Sections 5(a)(i) or 5(a)(ii), Holdings will give prompt written notice thereof to all other holders of Registrable Stock. Subject to the provisions of Section 5(b), Holdings will use its best efforts promptly to effect the registration under the Securities Act of all shares of Registrable Stock specified in the request of the Initiating Holders and any request of any other holders of shares of Registrable Stock ("Requesting Holders") (stating the number of shares of
                       ------------------
Registrable Stock to be registered) given within 30 days after receipt of such notice from Holdings.

          (b) Limitations on Required Registrations.
              -------------------------------------

              (i) Holdings will not be required to prepare and file more than two Long-Form Registration Statements, which actually become or are declared effective, at the request of Initiating Holders. Holdings will not be required to prepare and file more than one Short-Form Registration Statement requested by Initiating Holders in any twelve month period and shall not be required to prepare and file a Short-Form Registration Statement unless the proposed aggregate offering price of the Registrable Stock to be included therein by the Initiating Holders and the Requesting Holders is at least $2.0 million.

              (ii) Only Common Stock may be included in a registration (including shares of Common Stock issuable upon conversion of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock in connection with an Initial Public Offering); provided, that if such registration is for the Initial Public Offering, the conversion of Registrable Stock into Common Stock shall be conditioned upon and shall become effective only immediately prior to consummation of the Initial Public Offering. Whenever a registration requested by Initiating Holders or Requesting Holders is for a firmly underwritten offering, if such underwriters determine that the number of shares of Common Stock so included which are to be sold by the Initiating Holders or Requesting Holders is limited due to market conditions, the Initiating Holders and the Requesting Holders proposing to sell their shares in such underwriting and registration will share pro rata in the available portion
                                              --- ----
of the registration in question, such sharing to be based upon the number of shares of Registrable Stock then held by such Initiating Holders and Requesting Holders. If any Initiating Holders or Requesting Holders disapproves of the terms of the underwriting, such Person may elect to withdraw from such underwriting and registration by written notice to Holdings, the Underwriter and the Initiating Holders. The Registrable Stock so withdrawn will also be withdrawn from registration; provided, however, that, if by the withdrawal of
                             --------  -------
such Registrable Stock a greater number of shares of Registrable Stock may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then Holdings will offer to all holders of Registrable Stock who have included Registrable Stock in the registration the right to include additional Registrable Stock in the same proportion used in determining the limitation imposed by the provisions of this Section 5(b)(ii).

              (iii) Holdings will not be required to prepare and file a registration statement pursuant to Section 5(a) hereof which could become effective within 120 days following the effective date of a registration statement filed by Holdings with the SEC pertaining to an underwritten public offering of securities for cash for the account of Holdings if the Initiating Holders' request for registration is received by Holdings after Holdings in good faith gives written notice to the holders of Registrable Stock that Holdings (i) is commencing to prepare a Company-initiated registration statement and (ii) is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

              (iv) Notwithstanding the foregoing, if Holdings furnishes to the Initiating Holders pursuant to this Section 5(b) a certificate signed by a majority of the Board stating that in the Board's good faith judgment it would be materially detrimental to Holdings and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, Holdings will have the right to defer such filing for a period of not more than 90 days (or 60 days, in the case of a Short-Form Registration Statement) after receipt of the request of the Initiating Holders.

          (c) Incidental Registration.  If Holdings at any time proposes to
              -----------------------
register any of its securities for sale for its own account or for the account of any other Person (other than a registration (i) requested pursuant to Section 5(a) hereof or any similar provision of another agreement granting demand registration rights, (ii) relating solely to the sale of securities to participants in a Company stock plan or in a Rule 145 transaction or (iii) on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Stock) it will each such time give written notice (the "Holdings
                                                                    --------
Notice"), at its expense, to all holders of Registrable Stock of its intention
------
to do so at least 10 days prior to the filing of a registration statement. If any holder of Registrable Stock desires to dispose of all or part of its Registrable Stock, it may request registration thereof in connection with Holdings' registration by delivering to Holdings, within five days after receipt of the Holdings Notice, written notice of such request (the "Holder Notice")
                                                             -------------
stating the number of shares of Registrable Stock to be disposed of and the intended method of disposition of such shares by such holder. Holdings will use its best efforts to cause all shares of Registrable Stock specified in the Holder Notice to be registered under the Securities Act so as to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by such holder of the shares so registered, subject, however, to the limitations set forth in Section 5(d).

          (d) Limitations on Incidental Registration.
              --------------------------------------

              (i) If a Holdings Notice is given for the purpose of permitting a disposition of securities by Holdings pursuant to a firm commitment underwritten offering, the Holdings Notice must so state. Holdings will then have the right to limit the aggregate size of the offering or the number of shares to be included therein, if requested to do so in good faith by the managing underwriter of the offering, and only securities which are to be included in the underwriting may be included in the registration.

              (ii) Whenever the number of shares which may be registered pursuant to Section 5(c) is limited by the provisions of Section 5(d)(i) above, the holders of Registrable Stock will have priority as to sales over the other holders of Holdings' securities exercising similar incidental registration rights. Holdings must cause such other holders to withdraw from such registration to the extent necessary to allow all holders of Registrable Stock to include all of the shares so requested to be included within such registration. Whenever the number of shares which may be registered pursuant to
Section 5(c) is still limited by the provisions of Sections 5(d)(i) above, after the withdrawal of such other holders of Holdings' securities, Holdings will have priority as to sales over holders of Registrable Stock and each such holder hereby agrees that it will withdraw its securities from such registration to the extent necessary to allow Holdings to include all the shares which Holdings desires to sell for its own account to be included within such registration. The holders of Registrable Stock given rights by Section 5(c) will share pro rata in
                                                                     --- ----
the available portion of the registration in question, such sharing to be based upon the number of shares of Registrable Stock then held by each of such holders, respectively.

          (e) Designation of Underwriter.  If any registration initiated by the
              --------------------------
holders of Registrable Stock pursuant to the provisions of Section 5(a) is proposed to be effected pursuant to a firm commitment underwriting, the Initiating Holders will designate the managing underwriter. All holders of Registrable Stock participating in the registration must sell their shares only pursuant to such underwriting.

          (f)  Registration Procedures.
               -----------------------

               (i) If and when Holdings is required by the provisions of this Agreement to use its best efforts to effect the registration of shares of Registrable Stock, Holdings will do the following:

                    (A) Prepare and file with the SEC a registration statement with respect to such shares and use its best efforts to cause the registration statement to become and remain effective as provided herein.

                    (B) Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectuses used in connection therewith, necessary to keep the registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares covered by the registration statement, including any amendments and supplements necessary to reflect the intended method of disposition from time to time of holders of Registrable Stock who have requested that any of their shares be sold or otherwise disposed of in connection with the registration (the "Prospective Sellers").
                                                       -------------------

                    (C) Furnish to each Prospective Seller such number of copies of each prospectus (including preliminary prospectuses) that are required by the requirements of the Securities Act, and such other documents, as the Prospective Seller reasonably requests in order to facilitate the public sale or other disposition of the shares owned by it.

                    (D) Use its best efforts to register or qualify the shares covered by such registration statement under any such securities, blue sky or other applicable laws of all jurisdictions which each Prospective Seller reasonably requests to enable such Prospective Seller to consummate the public sale or other disposition of the shares owned by such Prospective Seller; provided, however, that
                                                   --------  -------
          Holdings will not be required in connection with, or as a condition to, such registration or qualification of Shares to qualify to do business or to file a general consent to service of process in any such jurisdictions.

                    (E) Furnish to each Prospective Seller a signed counterpart, addressed to the Prospective Sellers and the underwriters, if any, of:
          (1) an opinion of counsel for Holdings, dated the effective date of the registration statement; and (2) a "comfort" letter signed by the same independent public accountants who certified Holdings' financial statements included in the registration statement; covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to the events subsequent to the date of the financial statements as are customarily covered (at the time of such registration) in the opinions of issuers' counsel and in accountants' letters delivered to the underwriters in connection with underwritten public offerings of securities.

                    (F) Cause all such Registrable Stock to be listed on each securities exchange or national market on which similar securities issued by Holdings are then listed.

                    (G) Provide a transfer agent and registrar for all such Registrable Stock not later than the effective date of such registration statement.

                    (H) Enter into such customary agreements (including an underwriting agreement) and take all other customary actions as a majority in interest of the Initiating Holders (in case of any Registration Statement initiated pursuant to the provisions of Section 5(a)) or the holders of a majority of the Registrable Stock being sold (in the case of any other registration statement) reasonably request in order to expedite or facilitate the disposition of such Registrable Stock.

                    (I) Make all financial and other records, pertinent corporate documents and properties of Holdings available for inspection by any Prospective Seller, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Prospective Seller or underwriter, and cause Holdings' officers, directors and employees to supply all information reasonably requested by such Prospective Seller, underwriter, attorney, accountant or agent in connection with the preparation of such registration statement.

              (ii) Each Prospective Seller of Registrable Stock will furnish to Holdings all information Holdings reasonably requires from the Prospective Seller for inclusion in the registration statement (and the prospectus included therein).

              (iii) The Prospective Sellers will not (until further notice) effect sales of the shares covered by the registration statement after receipt of notice from Holdings to suspend sales to permit Holdings to correct or update a registration statement or prospectus. Holdings shall use its best efforts to make such correction or update as soon as is practicable and in any event no later than 15 days after receipt of such notice.

          (g) Expenses of Registration.  All expenses incurred in effecting any
              ------------------------
registration requested pursuant to Sections 5(a) or 5(c) hereof, including but not limited to all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for Holdings, expenses of any special audits required by any such registration and expenses of all marketing and promotional efforts requested by the managing underwriter ( collectively, "Registration Expenses") will be borne by Holdings; provided,
               ---------------------                              --------
however, that the Prospective Sellers will bear underwriting discounts or
-------
brokerage fees or commissions relating to the sale of their Registrable Stock and any legal fees or disbursements for their counsel; and provided, further,
                                                           --------  -------
that Holdings will be required to bear the Registration

Expenses of any registration requested pursuant to Section 5(a) hereof only for the number of registrations set forth in Section 5(b)(i).

          (h)  Indemnification.
               ---------------

               (i) In the event of any registration of any of its securities under the Securities Act pursuant to this Agreement, Holdings will indemnify and hold harmless each holder requesting or joining in a registration of such securities, each underwriter (as defined in the Securities Act) and each controlling person of any holder or underwriter, if any, (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which such holder, underwriter or controlling person may be subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, summary prospectus issued in connection with any securities being registered, amendment or supplement thereto, or any other document, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any violation by Holdings of the Securities Act or any blue sky law, any rule or regulation promulgated under the Securities Act or any blue sky law, or any other law, applicable to Holdings in connection with any such registration, qualification or compliance, and will reimburse each such holder, underwriter or controlling person for any legal or other expenses reasonably incurred by such holder, underwriter of controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
                                                             --------  -------
that Holdings will not be liable to any holder, underwriter or controlling person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission made in such registration statement, preliminary prospectus, summary prospectus, prospectus, amendment or supplement thereto, or any other document, in reliance upon and in conformity with written information furnished to Holdings by such holder, underwriter or controlling person, respectively, specifically for use therein. The indemnity provided for in this Section 5(h) will remain in full force and effect regardless of any investigation made by or on behalf of any holder, underwriter or controlling person, and will survive transfer of such securities by such holder.

               (ii) If the indemnification provided for in Section 5(h)(i) above is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then Holdings in lieu of indemnifying such indemnified party thereunder will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of Holdings, on the one hand, and of the indemnified parties, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of Holdings and of the indemnified parties will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnified parties or Holdings, respectively, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Holdings and the Holders of Registrable Stock agree that it would not be just and equitable if contribution pursuant to this Section 5(h)(ii) were determined by pro rata allocation or by any other method of
                            --- ----
allocation which does not take into account the equitable considerations referred to above in this Section 5(h)(ii). The amount paid or (payable by an indemnified party as a result of the losses, claims, damages and liabilities (or actions in respect thereof) referred to above in this Section 5 will be deemed to include, subject to the limitations set forth above this Section 5, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Holder of Registrable Stock will be required to contribute any amount in excess of the amount by which the total price at which the Registrable Stock sold by such Holder of Registrable Stock exceeds the amount of any damages which such Holder of Registrable Stock has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (iii) Promptly after receipt by an indemnified party under Sections 5(h)(i) or 5(h)(ii) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against Holdings under such Sections, notify Holdings in writing of the commencement thereof; provided, however, the omission to so notify Holdings will not relieve
         --------  -------
Holdings from any liability which it may have to any indemnified party otherwise than under Sections 5(h)(i) or 5(h)(ii) or to the extent that Holdings has not been materially prejudiced as a result of such failure. In case any such action is brought against any indemnified party, and such indemnified party notifies Holdings of the commencement thereof, Holdings will be entitled to participate in such action and, to the extent it so desires, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, further, that if
                                                     --------  -------
the defendants in any such action include both the indemnified party and Holdings and the indemnified party reasonably concludes that there may be legal defenses available to it or other indemnified parties which are different from or additional to those available to Holdings, such indemnified party or parties will have the right to select separate counsel to assert such legal defenses (in which case Holdings will not have the right to direct the defense of such action on behalf of the indemnified parties). Upon the permitted assumption by Holdings of the defense of such action and approval by the indemnified party of counsel, Holdings will not be liable to such indemnified party under this Section 5(h) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs or investigation) unless (A) the indemnified party has employed separate counsel in connection with the assertion of legal defenses pursuant to this Section 5(h),
(B) Holdings has not employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (C) Holdings and its counsel do not actively and vigorously pursue the defense of such action, or (D) Holdings has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          (i) Inclusion of Additional Shares in Required Registrations; Other
              ---------------------------------------------------------------
Company Initiated Registrations.  Holdings will not register securities for sale
-------------------------------
for its own account or for the account of any Person other than a holder of Registrable Stock in any registration requested by the Initiating Holders pursuant to Section 5(a) unless permitted to do so by the written consent of a majority in interest of such Initiating Holders.

          (j) Rights Which May Be Granted to Other Persons.  Holdings will not
              --------------------------------------------
grant any Person registration rights superior to the registration rights granted to the Stockholders in this Agreement without the written consent of holders owning at least 50% of the outstanding Registrable Stock, nor will they grant any additional demand registration rights to IIEL or any of its Affiliates unless it grants such rights to the Class B Stockholders and Paribas.

          (k) Rule 144 Requirements.  Immediately after the date on which a
              ---------------------
registration statement filed by Holdings under the Securities Act becomes effective, Holdings will undertake to make publicly available, and available to the holders of Registrable Stock, all information necessary to enable the holders of Registrable Stock to make sales of Registrable Stock pursuant to Rule
144. Holdings will furnish to any holder of Registrable Stock, upon request, a written statement executed by Holdings as to the steps it has taken to comply with the current public information requirements of Rule 144.

          (l) Transfer of Registration Rights.  If (i) Registrable Stock is sold
              -------------------------------
or otherwise transferred by a holder in accordance with this Agreement, (ii) the holder provides Holdings with written notice of such transfer and (iii) the transferee agrees in writing to be bound by the terms hereof then the registration rights described in this Section 5 may to transferred to such transferee.

     Section 6.  Lock-up.
                 -------

     After the closing of an Initial Public Offering and prior to the earlier of
(a) 18 months (subject to adjustment as provided below) following such closing or (b) the closing of an Approved Sale, the Shares shall not be transferable or transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) except that each Stockholder may at any time transfer, assign, pledge or hypothecate the Shares: (i) to (A) an Initial Stockholder or Affiliate thereof or Holdings, (B) to a Permitted Transferee or (C) a non-U.S. entity with respect to which an Initial Stockholder or Affiliate thereof has an administrative relationship; or (ii) in accordance with Section 4 or Section 5 hereof; or (iii) in the case of a Stockholder who is an employee of Holdings or any Subsidiary, to a bank, broker or other unaffiliated financial institution in connection with the exercise of options granted to employees of Holdings or any Subsidiary, provided such pledge or assignment receives the prior written approval of the Board of Directors of Holdings; provided, that 12 months after
                                                --------
the closing of an Initial Public Offering and upon 10 days prior written notice to Holdings, a Stockholder may transfer, assign, pledge or hypothecate up to an aggregate of (AA) 10% of the number of Shares beneficially owned by such Stockholder on the date of such Initial Public Offering less (BB) the number of Shares transferred, assigned, pledged or hypothecated by such Stockholder pursuant to clause (ii) above, provided, further, that if the closing of an
                               --------  -------
Initial Public Offering has not occurred prior to the third anniversary date of this Agreement, the 18 months restriction above shall be adjusted to be 12 months. Any Shares that are transferred, assigned, pledged or hypothecated in accordance with clause (ii) or the first proviso to the foregoing sentence shall no longer be subject to the restrictions set forth in this Section 6 and any Shares that are otherwise transferred, assigned, pledged or hypothecated shall remain subject to the restrictions set forth in this Section 6 and the transferee shall agree in writing to be so bound as a condition to such transfer, assignment, pledge or hypothecation.

     Section 7.  Legend.
                 ------

     All of the certificates for Shares now or hereafter owned by the holders of Common Stock and subject to the terms of this Agreement shall have endorsed in writing, stamped or printed, upon the back therefore, the following legend (or a legend of similar effect):

          "THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO AND TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF A STOCKHOLDERS' AGREEMENT, DATED AS OF DECEMBER 20, 1999. A COPY OF THAT AGREEMENT IS AVAILABLE FOR INSPECTION AT THE OFFICE OF HOLDINGS"

     Upon the transfer of Shares in accordance with this Agreement, Holdings agrees to remove, or to instruct the appropriate Person to remove, the foregoing legend.

     Section 8.  Right to Participate in Future Financings.
                 -----------------------------------------

     In the event that, during the period beginning immediately after the date hereof until the earlier of (a) the closing of the Initial Public Offering or
(b) the sale of 90% of the outstanding shares of capital stock of Holdings, a sale of all or substantially all of the assets of Holdings or a merger, consolidation or recapitalization of Holdings as a result of which 90% of the ownership of the capital stock of Holdings (or the voting stock of the surviving corporation, if Holdings is not the survivor) is changed, Holdings intends to engage in a New Equity Financing, it will (i) provide the Stockholders and Class A Stockholders with written notice of such intention at least 10 days prior to the scheduled closing of the New Equity Financing, describing the type of equity securities to be issued, the price and the number or amount thereof, and the general terms upon which Holdings proposes to effect such issuance and (ii) takes the necessary steps to enable any Stockholder or Class A Stockholder to participate, at each such stockholder's option, as a purchaser in the New Equity Financing such that such stockholder, through the exercise of this option, may maintain his or its percentage interest in the outstanding equity securities of Holdings on a fully diluted basis (assuming the exercise or conversion of all then outstanding options, warrants and securities convertible into, or exercisable or exchangeable for, such equity securities).

     Section 9.  Strategic Investor Build Option.
                 -------------------------------

     Each of the Class B Stockholders that is an independent telephone company (the "Independent Telcos") shall use its commercially reasonable efforts to
      ------------------
augment strategically IWO's network build-out program (the "SIBO") and
                                                            ----
acknowledges that such efforts are subject to the following terms and conditions:

     (a) The SIBO will not cover territories that Holdings desires IWO to build-out itself;

     (b) The SIBO capital expenditures will be entirely borne by the Independent Telcos participating in the SIBO;

     (c) The SIBO will be for the benefit of IWO's network;

     (d) The SIBO lease terms between the Independent Telcos and IWO will be at market terms;

     (e) The SIBO will provide that all necessary approvals that are required to be obtained in connection with the build-out will be obtained by the Independent Telcos participating in the SIBO;

     (f) The SIBO will provide IWO with call rights under certain circumstances; and

     (g) The SIBO will provide that each Independent Telco participating in the SIBO will have the first priority to participate in that part of the SIBO covering its franchise territory.

     (h) The SIBO will be subject to definitive agreements to be negotiated and executed between IWO and each of the Independent Telcos.

     Section 10.  Confidential Information.
                  ------------------------

     Each Stockholder recognizes and acknowledges that this Agreement, the business plans, customer lists, data base, data processing systems and other trade secrets or know-how of Holdings and IWO as they may exist from time to time (collectively, the "Confidential Information") are valuable, special and
                         ------------------------
unique assets of Holdings' business. Each Stockholder agrees not to disclose, in whole or in part, any Confidential Information to any Person for any reason or purpose that is not in furtherance of the best interests of Holdings, and not to make use of any Confidential Information for such Stockholder's own purposes or for the benefit of any Person except Holdings under any circumstances except as may be required by law or in connection with judicial process; provided that
                                                                  --------
the restrictions contained in this Section 10 will not apply to Confidential Information which is a matter of public knowledge (so long as such Stockholder was not responsible, directly or indirectly, for such Confidential Information becoming a matter of public knowledge without Holdings' prior written consent). All correspondence, memoranda, notes, records, reports, plans, designs, studies and any other papers, electronic data and any other such items received or made by a Stockholder that contain Confidential Information will be the property of Holdings, upon Holdings' request will be destroyed (such destruction to be certified by Stockholder) or delivered to Holdings.

     Section 11.  Miscellaneous.
                  -------------

     (a) Notices.  All notices, instructions and other communications in
         -------
connection with this Agreement must be in writing and delivered by (i) personal delivery, (ii) certified mail, return receipt requested, postage prepaid, or
(iii) a nationally recognized overnight courier, to the parties at the addresses set forth below or to such other address specified by any party in a written notice to the other parties:

     If to Holdings, to:

          c/o Investcorp International Inc.
          280 Park Avenue
          New York, New York  10017
          Telephone:  (212) 599-4700
          Facsimile:   (212) 983-7073
          Attention:  Christopher J. Stadler

     With a copy to:

          Gibson, Dunn & Crutcher LLP
          200 Park Avenue
          New York, New York  10166
          Telephone:  (212) 351-4000
          Facsimile:   (212) 351-4035
          Attention:  Sean P. Griffiths, Esq.

     If to the Stockholders:

          At the addresses indicated on Exhibit A

Notices will be deemed to have been given (w) when actually delivered personally, (x) the next business day if sent by overnight courier (with proof of delivery), (y) on the fifth day after mailing by certified mail and (z) upon transmission with confirmed delivery if sent by cable, telegram, facsimile or telecopy (with a copy simultaneously sent by registered or certified mail, return receipt requested).

     (b) No Waiver.  No course of dealing and no delay on the part of any party
         ---------
hereto in exercising any right, power or remedy conferred by this Agreement will operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies conferred by this Agreement or will preclude any other or further exercise thereof or the exercise of any other right, power and remedy.

     (c) Binding Effect; Assignability.  This Agreement (i) will be binding upon
         -----------------------------
and will inure to the benefit of Holdings and its permitted successors and assigns and (ii) will be binding upon and will inure to the benefit of the respective parties (other than Holdings) and their permitted successors and assigns to the extent specifically provided for herein. This Agreement is not assignable except as otherwise specifically provided herein.

     (d) Amendment and Waiver.  This Agreement may not be amended, nor may any
         --------------------
provision hereof be modified or supplemented, and no waiver provision hereof will bind any party who has not given such waiver or consent, unless consented to in writing by at least a majority in interest of the Shares and Holdings; provided, that if such amendment, modification, supplement, consent or waiver
--------
has an adverse effect on the rights of the holders of the Class B Shares and does not similarly affect the right of the other holders of shares, then the consent of the holders of at least a majority in interest of the Class B Shares shall be required to effect such amendment, modification, supplement, waiver or consent; provided, further, that if such
         --------  -------
amendment, modification, supplement, waiver or consent has an adverse effect on the rights of the holder of the Paribas Shares and does not similarly affect the rights of the holders of the Class B Shares, then the consent of Paribas shall be required to effect such amendment modification, supplement, waiver or consent.

     (e) Governing Law; Service of Process.  This Agreement will be construed
         ---------------------------------
both as to validity and performance in accordance with, and governed by, the laws of the State of New York applicable to agreements to be performed in New York, without regard to principles of conflict of laws. Each of the parties hereto irrevocably consents to the jurisdiction and venue of any state or federal court situated in the City of New York in the State of New York, and further consents to the service of any and all process in any action or proceeding arising out of or relating to this Agreement by the mailing of copies of such process to such party at its address pursuant to Section 13(a) hereof.

     (f) Counterparts.  This Agreement may be executed in two or more
         ------------
counterparts, each of which will be deemed an original but which together will constitute one and the same instrument.

     (g) Headings; Sections.  All headings and captions in this Agreement are
         ------------------
for purposes of reference only and will not be construed to limit or affect the substance of this Agreement. All references to Section in this Agreement refer to Sections of this Agreement, unless the context otherwise expressly provides.

     (h) Entire Agreement.  This Agreement sets forth the entire agreement and
         ----------------
understanding between the parties as to the subject matter hereof and supersedes all prior oral or written and all contemporaneous oral discussions, agreements and understandings of any kind or nature.

     (i) Severability.  In the event that any provision of this Agreement is
         ------------
declared to be illegal, invalid or unenforceable by a court of competent jurisdiction, such provision will be reformed to render it legal, valid and enforceable, or otherwise deleted, and the remainder of this Agreement will not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

     (j) Third Party Beneficiaries.  The parties hereto intend that the holders
         -------------------------
of the Class A Common Stock and the Class C Common Stock (other than Paribas) shall be third-party beneficiaries of the rights and benefits granted under
Section 5 and Section 8 hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

INVESTCORP INVESTMENT EQUITY LIMITED                    HIGHLANDS LIMITED
------------------------------------                    -----------------
CLASS D STOCKHOLDER                                     CLASS D STOCKHOLDER

      By:  /s/ Sydney J. Coleman                               By:  /s/ Ibrahim E. Gharghour
         ---------------------------                              ------------------------------------
           Name:  The Director Ltd.                                 Name:  Ibrahim E. Gharghour
           Title:  Director                                         Title:  Authorized Representative

      Address:  P.O. Box 1111                                  Address:  P.O. Box 2197
                Cayman Islands, B.W.I.                                   Cayman Islands, B.W.I.

BALLET LIMITED                                          NOBLE LIMITED
-----------------------------------------------------   ------------------------------------------------------
CLASS D STOCKHOLDER                                     CLASS D STOCKHOLDER

      By:  /s/ Salman A. Abbasi                                By:  /s/ Grahame Ivey
         ---------------------------                              ------------------------------------
           Name:  Salman A. Abbasi                                  Name:  Grahame Ivey
           Title:  Authorized Representative                        Title:  Authorized Representative

     Address:  P.O. Box 2197                                   Address:  P.O. Box 2197
               Cayman Islands, B.W.I.                                    Cayman Islands, B.W.I.

DENARY LIMITED                                          OUTRIGGER LIMITED
-----------------------------------------------------   ------------------------------------------------------
CLASS D STOCKHOLDER                                     CLASS D STOCKHOLDER

     By:  /s/ Craig W. Bottger                                 By:  /s/ Thomas Kennedy
         ---------------------------                              ------------------------------------
        Name:  Craig W. Bottger                                     Name:  Thomas Kennedy
        Title:  Authorized Representative                           Title:  Authorized Representative

     Address:  P.O. Box 2197                                   Address:  P.O. Box 2197
               Cayman Islands, B.W.I.                                    Cayman Islands, B.W.I.

GLEAM LIMITED                                           QUILL LIMITED
-----------------------------------------------------   ------------------------------------------------------
CLASS D STOCKHOLDER                                     CLASS D STOCKHOLDER

     By:  /s/ Meredith I. Brody                                By:  /s/ Gary S. Long
         ---------------------------                              ------------------------------------
          Name:  Meredith I. Brody                                  Name:  /s/ Gary S. Long
          Title:  Authorized Representative                         Title:  Authorized Representative

     Address:  P.O. Box 2197                                    Address:  P.O. Box 2197
               Cayman Islands, B.W.I.                                     Cayman Islands, B.W.I.

RADIAL LIMITED                                                   ZINNIA LIMITED
----------------------------------------------   -----------------------------------------------
CLASS D STOCKHOLDER                                            CLASS D STOCKHOLDER

     By:  /s/ H. Richard Lukens III                              By: /s/ Zahid Zakiuddin
        ---------------------------                                 ------------------------------------
        Name:  H. Richard Lukens III                                Name:  Zahid Zakiuddin
        Title:  Authorized Representative                           Title:  Authorized Representative

     Address:  P.O. Box 2197                                     Address:  P.O. Box 2197
               Cayman Islands, B.W.I.                                      Cayman Islands, B.W.I.

SHORELINE LIMITED
----------------------------------------------
CLASS D STOCKHOLDER

     By:  /s/ Kevin O'Shea
          --------------------------
          Name:  Kevin O'Shea
          Title:  Authorized Representative

     Address:  P.O. Box 2197
               Cayman Islands, B.W.I.

IWO HOLDINGS, LIMITED.
----------------------
CLASS B STOCKHOLDER

     By: /s/ Sydney J. Coleman
         ---------------------
         Name:  The Director Ltd.
         Title:  Director

CHAMPLAIN PCS INC.                           DELHI PCS INC.
------------------------------------------   -----------------------------------------------------
CLASS B STOCKHOLDER                          CLASS B STOCKHOLDER

By:     /s/ [Signature Illegible]                 By:      /s/ Curtis W. Barker
   ---------------------------------------           ---------------------------------------------
Name:                                             Name:   Curtis W. Barker
Title: President                                  Title:  President

NEWPORT PCS, INC.                            FINGER LAKES TECHNOLOGIES GROUP INC
------------------------------------------   -----------------------------------------------------
CLASS B STOCKHOLDER                          CLASS B STOCKHOLDER

By:     /s/ Harley M. Ruppert                     By:     /s/ [Signature Illegible]
   ---------------------------------------           ---------------------------------------------
Name:   Harley M. Ruppert                         Name:
Title:  Vice President                            Title:  President


DRYBROOK HOLDINGS LLC                        CERBERUS INVESTMENTS L.P.
------------------------------------------   -----------------------------------------------------
CLASS B STOCKHOLDER                          CLASS B STOCKHOLDER
By:                                               By:     General Partner

By:     /s/ Larry Roadman                         By:     /s/ Charles Lane
   ---------------------------------------           ---------------------------------------------
Name:   Larry Roadman                             Name:   Charles Lane
Title:  Manager                                   Title:  General Partner

CEDAR FAMILIA LLC
------------------------------------------
CLASS B STOCKHOLDER
By:

By:     /s/ J.K. Hage III
   ---------------------------------------
Name:   J.K. Hage III
Title:  Manager

/s/ Trent L. Trahan                          /s/ James G. Kaufman
------------------------------------------   -----------------------------------------------------
Trent L. Trahan                              James G. Kaufman
Class B Stockholder                          Class B Stockholder

/s/ Charles B.S. Lane                        /s/ Paul Griswold
------------------------------------------   -----------------------------------------------------
Charles B.S. Lane                            Paul Griswold
Class B Stockholder                          Class B Stockholder

/s/ William Griswold                         /s/ J.K. Hage III
------------------------------------------   -----------------------------------------------------
William Griswold                             J.K. Hage III
Class B Stockholder                          Class B Stockholder

/s/ Alfred Boschulte                         /s/ David L. Standig
------------------------------------------   -----------------------------------------------------
Alfred Boschulte                             David L. Standig
Class B Stockholder                          Class B Stockholder

/s/ Solon Kandel                             /s/ John Prinner
------------------------------------------   -----------------------------------------------------
Solon Kandel                                 John Prinner
Class B Stockholder                          Class B Stockholder

/s/ John Hart, Jr.
------------------------------------------
John Hart, Jr.
Class B Stockholder

ODYSSEY COINVESTORS, LLC                     ODYSSEY INVESTMENT PARTNERS FUND, LP
------------------------------------------   -----------------------------------------------------
CLASS B STOCKHOLDER                          CLASS B STOCKHOLDER

   By:  Odyssey Investment Partners,             By:  Odyssey Capital Partners, LLC, as
   LLC, as Managing Member                       General Partner

By: /s/ Brian Kwait                          By: /s/ Brian Kwait
    _________________________                    _________________________
Name:  Brian Kwait                           Name:  Brian Kwait
Title: Managing Member                       Title: Managing Member

THE MIDDLEBURGH
TELEPHONE COMPANY                            SELECTRONICS CORPORATION
------------------------------------------   ---------------------------------------------------
CLASS B STOCKHOLDER                          CLASS B STOCKHOLDER

By:       /s/ Randall F. Becker              By:      /s/ Roger Nishi
    --------------------------------------       -----------------------------------------------
Name:     Randall F. Becker                  Name:    Roger Nishi
Title:    President and General Manager      Title:   Vice President--Industry Relations/Accounting

AFTCOM INC.                                  GERMANTOWN CELLULAR INC.
------------------------------------------   ---------------------------------------------------
CLASS B STOCKHOLDER                          CLASS B STOCKHOLDER

By:       /s/ Brian R. Wagner                By:      /s/ Bruce Bohnsack
    --------------------------------------       -----------------------------------------------
Name:     Brian R. Wagner                    Name:    Bruce Bohnsack
Title:    Executive Vice President           Title:   President

CROWN POINT NETWORK TECHNOLOGIES INC.        WESTELCOM PCS INC.
------------------------------------------   ---------------------------------------------------
CLASS B STOCKHOLDER                          CLASS B STOCKHOLDER

By:       /s/ Gregg L. Trask                 By:      /s/ [Signature Illegible]
    --------------------------------------       -----------------------------------------------
Name:     Gregg L. Trask                     Name:
Title:    President                          Title:   President

RICHMOND TELEPHONE COMPANY                   MTC NORTH INC.
------------------------------------------   ---------------------------------------------------
CLASS B STOCKHOLDER                          CLASS B STOCKHOLDER

By:       /s/ [Signature Illegible]          By:      /s/ Larry Roadman
    --------------------------------------       -----------------------------------------------
Name:     Lorinda Ackley-Mazur               Name:    Larry Roadman
Title:    President                          Title:   Officer

ARDINGER INVESTMENTS OF TEXAS L.P.
------------------------------------------
CLASS B STOCKHOLDER
   By:    General Partner

By:       /s/ Charles Lane
    --------------------------------------
Name:     Charles Lane
Title:    General Partner

PARIBAS NORTH AMERICA, INC.
------------------------------------------
CLASS C STOCKHOLDER

By: /s/ Donna M. Kiernan
    ________________________
Name:  Donna M. Kiernan
Title: Chief Financial Officer

By: /s/ Donna M. Kiernan
    ________________________
Name:  Donna M. Kiernan
Title: Chief Financial Officer

/s/ Larry S. Roadman                         /s/ Karen Harris
------------------------------------------   ---------------------------------------------------
Larry S. Roadman                             Karen Harris
Class B Stockholder                          Class B Stockholder

/s/ Douglas Hinkley
------------------------------------------
Douglas Hinkley
Class B Stockholder

IWO HOLDINGS, INC.


     By: /s/ J.K. Hage III
         ________________________

Name:  J.K. Hage III
Title: Secretary